UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest reported): February 24, 2005


                        DIGITAL DESCRIPTOR SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



      Delaware                         000-26604                 23-2770048
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



 2150 Highway 35, Sea Girt, NJ                                        08750
 (Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (732) 359-0260


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01  Completion of Acquisition or Disposition of Assets.

         Digital Descriptor Systems, Inc. (the "Company") hereby amends Item
9.01 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 2, 2005 in connection with the merger completed on March 1, 2005 pursuant to the terms of the previously reported Agreement and Plan of Merger, dated as of February 25, 2005, as amended, between the Company, CGM Applied Security Technologies, Inc. and CGM Security Solutions, Inc., such that
Item 9.01 is replaced by the following Item 9.01.

Item 9.01         Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

      Financial statements of CGM Security Solutions, Inc. See Exhibit 99.1 (audited financial statements of CGM Security Solutions, Inc. for the years ending December 31, 2004 and December 31, 2003).

(b)   Pro forma financial information.

      See Exhibit 99.2 (unaudited pro forma consolidated financial statements of Digital Descriptor Systems, Inc. and CGM Security Solutions, Inc.). The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of results of operations or financial position that would have occurred had the transaction been consummated at the beginning of the period presented, nor are they necessarily indicative of future results.

(c)   Exhibits.

Exhibit No.       Description

4.1 2.86% Secured Convertible Promissory Note in the name of CGM Security Solutions, Inc., dated February 25, 2005.*

4.2 Security Agreement dated February 25, 2005 by and between CGM Applied Security Technologies, Inc. and CGM Security Solutions, Inc.*

4.3 Intellectual Property Security Agreement dated February 25, 2005 by and between CGM Applied Security Technologies, Inc. and CGM Security Solutions, Inc.*

4.4 Letter Agreement, by and among the Company, AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Offshore, Ltd. And AJW Qualified Partners, LLC, dated January 31, 2005.*

10.1 Asset Purchase Agreement dated February 25, 2005 by and among the Company, CGM Applied Security Technologies, Inc. and CGM Security Solutions, Inc.*

10.2 Employment Agreement, dated February 25, 2005, by and among the Company, CGM Applied Security Technologies, Inc. and Erik Hoffer.*

99.1 Audited financial statements of CGM Security Solutions, Inc. for the years ending December 31, 2004 and December 31, 2003.

99.2 Unaudited pro forma consolidated financial statements of Digital Descriptor Systems, Inc. and CGM Security Solutions, Inc.

* All of such exhibits were filed with the 8-K dated March 2, 2005 and are incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DIGITAL DESCRIPTOR SYSTEMS, INC.


Date:  May 13, 2005                      /s/ Anthony Shupin
                                         ---------------------------
                                         Anthony Shupin
                                         President and Chief Executive Officer